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VANGUARD/(R)/ HIGH DIVIDEND YIELD ETF

SUPPLEMENT TO THE PROSPECTUS DATED NOVEMBER 10, 2006

The standard transaction fee for purchasing or redeeming Creation Units of Vanguard High Dividend Yield ETF is $250 (rather than $1,000 as stated in the prospectus). The total maximum transaction fee for purchases or redemptions outside the Continuous Net Settlement System of the National Securities Clearing Corporation is $1,818 (rather than $2,568).

The value of a High Dividend Yield ETF Creation Unit as of November 10, 2006 (the Fund's date of inception) was approximately $5 million. Assuming an investment of $5 million, payment of the standard $250 transaction fee applicable to both the purchase and redemption of the Creation Unit, a 5% return each year, and operating expenses that match our estimates, the total costs of holding a High Dividend Yield ETF Creation Unit would be $13,296 (rather than $14,794), if the Creation Unit were redeemed after one year, and $40,741 (rather than $42,235), if redeemed after three years.

In the section Purchasing ETF Shares From an Issuing Fund, the paragraph titled Transaction Fee on Purchase of Creation Units is restated as follows:

The Fund imposes a transaction fee in the amount of $250 on each purchase of Creation Units effected through the NSCC's enhanced clearing process, regardless of the number of units purchased. Thus, for example, whether an investor purchases one, two, or ten Creation Units of High Dividend Yield ETF Shares, the transaction fee would be $250. If the investor does not create or redeem through the Continuous Net Settlement System of the National Securities Clearing Corporation, there is an additional fee of up to $1,568, for a total of up to $1,818. For an investor purchasing Creation Units through the manual DTC clearing process, the maximum transaction fee would be $1,818. Investors permitted to tender a nonconforming creation basket would be subject to an additional charge commensurate with the cost to the Fund. The transaction fee is paid to the Fund, not to Vanguard or a third party. The fee protects existing shareholders of the Fund from the costs associated with issuing Creation Units.







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